Exhibit 99.1

Cornerstone Bancshares, Inc. Reports Fourth Quarter 2010 Earnings

CHATTANOOGA, Tenn.--(BUSINESS WIRE)--March 4, 2011--Cornerstone Bancshares, Inc. (OTC Bulletin Board: CSBQ) today announced the following:

Cornerstone Bancshares, Inc. today reported a net loss available to common shareholders of $(4.74) million, or $(0.73) per diluted common share for 2010, a 42.1 percent improvement from the $(8.18) million loss, or $(1.26) per diluted common share reported for 2009. The 2010 loss includes a $2.5 million write-off of goodwill from the purchase of the former Bank of East Ridge in 1997. The goodwill is an accounting adjustment and is a “non cash item.” Cornerstone’s earnings without the goodwill write-off would have been a net loss of approximately $(2.2) million or $(0.34) per diluted share for 2010. During the fourth quarter of 2010, management elected to adjust its allowance for loan and lease losses (“ALLL”) methodology to a more conservative approach. The change in methodology resulted in a fourth quarter 2010 provision expense of approximately $3.2 million. The provision expense in the fourth quarter of 2010 brought the total provision expense for 2010 to $7.3 million, which brought Cornerstone’s ALLL to approximately $9.1 million as of December 31, 2010. The $9.1 million in ALLL is comprised, in part, of approximately $3.7 million for loans identified with specific impairment while the remaining $5.4 million is allocated to the general loan portfolio.

“I am greatly encouraged by the positive trends and significant improvements made year-over-year,” said Cornerstone’s President Frank Hughes. “We had positive cash-flow from operating activities all four quarters of 2010, which was a dramatic turnaround from the previous year.” he said. “Given our bank’s conservative loan loss allowance approach and our improved asset quality position, management expects minimal loan loss provision expense for 2011, which should translate positively to net income and greater value for all of Cornerstone’s stakeholders.”

Specific trends include:

  Continued improvement in asset quality
  Significant reduction in past-dues
  Loan loss allowance above that of peer banks
  Increase in net interest margin

Total loans were $285.25 million at yearend, which were managed down by $51 million from the yearend of 2009. Construction and development loans, the highest risk-weighted category of loan classification, were down by more than 50 percent from the previous year, ($50 million in 2009 to $23 million in 2010). In addition, $1.645 million of OREO property sold in the fourth quarter of 2010, and nearly 50 percent of the OREO properties are currently rented or contracted to sell by the end of the second quarter of 2011. Past-due loans, which represent the first step in the collection cycle, decreased from $5.0 million at the end of 2009 to $2.3 million at the end of 2010, an amount that compares very favorably with peer banks of equal size.

In an effort to fortify its capital position, Cornerstone launched a 10% cumulative, convertible preferred stock offering in the third quarter of 2010. After the offering period ends June 30, 2011, the preferred stock will be traded publicly on the Over-The-Counter Bulletin Board, under the ticker symbol CSBQP.

“With the entry of Volkswagen, Amazon, Alstom Power, Wacker Chemical and other major corporations in our region, the local economic forecast is incredibly bright,” said Chairman Miller Welborn. “Our goal is to further strengthen Cornerstone’s foundations, so that we are solidly positioned to take advantage of the opportunities that lie ahead, for many years to come.”

Cornerstone is a single-bank holding company, with $440 million in assets, serving the Chattanooga, Tennessee MSA, with five branches throughout Chattanooga and one loan production office in Dalton, Georgia. Locally owned and locally operated, Cornerstone specializes in providing a comprehensive range of customized financial solutions for businesses and individuals.

Certain of the statements made in this release may constitute forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Such forward-looking statements, including statements regarding the intent, belief or current expectations of Cornerstone and its management regarding the company’s strategic directions, prospects and future results, involve certain risks and uncertainties. Certain factors may cause actual results to differ materially from those contained in the forward-looking statements, including economic and other conditions in the markets in which Cornerstone operates, governmental regulations, the company’s competitive environment, cyclical and seasonal fluctuations in its operating results, and other risks discussed in Cornerstone’s Form 10-K and other filings with the Securities and Exchange Commission.

Cornerstone Bancshares, Inc. and Subsidiary
Fourth Quarter Financial Highlights
December 31, 2010 and 2009
(Unaudited)

(Amounts in thousands, except per common share data)	2010	2009	% Change
Balance Sheet Data at December 31
Total assets	$441,499	$532,404	(17.1)
Interest-earning assets	419,431	500,174	(16.1)
Loans	285,247	336,692	(15.3)
Foreclosed assets	12,809	10,327	24.0
Deposits	335,447	404,742	(17.1)
Other interest-bearing liabilities	79,040	98,672	(19.9)
Shareholders' equity	25,819	27,837	(7.3)
Loan to deposit ratio	85.03%	83.19%	2.2
Tier 1 Leverage Ratio (Bank)	5.75%	6.14%	(6.4)
Total Risk-Based Capital Ratio (Bank)	10.06%	9.52%	5.7
Outstanding shares (000s)	6,500	6,500	0.0
Book value per common share	$3.55	$4.28	(17.1)
Tangible book value per common share	$3.55	$3.89	(8.7)
Market value per common share as of December 31	$1.90	$2.10	(9.5)

Loan Quality Data
Nonaccruing loans	13,633	$7,360	85.2
Loans past due 90 days – accruing	-	-	-
Net charge-offs YTD	4,064	18,612	(78.2)
Allowance for loan losses	9,132	5,905	54.7
Allowance for loan losses to total loans	3.20%	1.75%
Nonperforming assets to total assets	5.99%	3.32%

Performance Data for the Year
Net loss available to Common Stockholders	$(4,742)	$(8,179)	42.0
Return on average assets	-1.26%	-2.25%
Return on average equity	-21.20%	-32.40%
Net interest margin	3.43%	3.27%
Per common share data:
Net income – basic	$(0.73)	$(1.26)
Net income – diluted	$(0.73)	$(1.26)
Common Dividends	$-	$0.10
Preferred Dividends	$0.63	$-
Average shares (000s):
Basic Common Stock	6,500	6,500
Diluted Common Stock	6,500	6,500
Preferred Stock	137	-

Cornerstone Bancshares, Inc. and Subsidiary
Loan Loss Allowance and Asset Quality Review

	2010				2009
	Fourth	Third	Second	First	Fourth
(Amounts in thousands)	Quarter	Quarter	Quarter	Quarter	Quarter

Allowance for loan losses
Balance at beginning of period	$6,271	$6,967	$6,760	$5,905	$7,398
Provision for loan losses	4,130	681	1,465	1,015	4,150
Net charge-offs	$(1,269)	$(1,377)	$(1,258)	$(160)	$(5,643)
Balance at end of period	$9,132	$6,271	$6,967	$6,760	$5,905

As a % of loans	3.20%	2.15%	2.19%	2.07%	1.75%
As a % of nonperforming loans	63.06%	38.97%	36.81%	61.21%	59.65%
As a % of nonperforming assets	33.46%	21.25%	23.91%	39.21%	28.88%

Net charge-offs as a % of loans (a)	1.78%	1.89%	1.58%	0.20%	6.70%

Risk element assets
Nonaccruing loans	$13,633	$10,237	$13,030	$8,468	$7,360
Accruring Troubled Debt Restructuted	$848	$5,853	$5,895	$2,576	$2,540
Loans past due 90 days – accruing	-	-	-	-	-
Total nonperforming loans	14,481	16,090	18,925	11,044	9,900
Repossessed assets	150	285	350	473	217
Other real estate owned (b)(c)(d)	12,659	13,142	9,862	8,241	10,327
Total nonperforming assets	$27,290	$29,517	$29,137	$19,758	$20,444

Loans past due 30-89 days	$2,306	$1,500	$6,655	$6,588	$5,027

Nonperforming loans as a % of loans	5.08%	5.51%	5.94%	2.60%	2.19%
Nonperforming assets as a % of loans and other real estate owned	9.16%	9.67%	8.87%	5.14%	5.16%

Total Loans	285,247	292,046	318,796	325,948	336,692

(a) Annualized
(b) Properties sold since quarter-end	$1,645
(c) Properties rented	$3,526
(d) Properties under contract to sell	$1,599

Cornerstone Bancshares Inc. and Subsidiary
Net Interest Margin Analysis
Taxable Equivalent Basis
	Three months ended
	December 31
(Amounts in thousands)
Assets	2010			2009
	Average	Income/	Yield/	Average	Income/	Yield/
Earning assets:	Balance	Expense	Rate	Balance	Expense	Rate
Loans, net of unearned income	$288,923	$4,896	6.72%	344,606	$5,906	6.80%
Investment securities	112,570	534	2.17%	90,849	683	3.24%
Other earning assets	24,296	15	0.25%	63,592	20	0.13%
Total earning assets	425,789	$5,445	5.15%	499,047	$6,609	5.30%
Allowance for loan losses	(6,366)			(7,225)
Cash and other assets	34,242			27,698
TOTAL ASSETS	$453,665			$519,520

Liabilities and Shareholders' Equity

Interest bearing liabilities:
Interest bearing demand deposits	$27,036	$20	0.30%	$25,757	$21	0.33%
Savings deposits	9,418	12	0.51%	8,580	11	0.51%
MMDA's	23,539	58	0.97%	23,346	56	0.95%
Time deposits	248,805	1,149	1.83%	305,134	1,860	2.42%
Federal funds purchased and securities sold under agreements to repurchase	20,198	28	0.55%	20,640	38	0.74%
Other borrowings	60,251	651	4.29%	72,350	775	4.25%
Total interest bearing liabilities	389,247	1,918	1.96%	455,807	2,761	2.40%
Net interest spread		$3,527	3.19%		$3,848	2.90%
Noninterest bearing demand deposits	32,468			38,028
Accrued expenses and other liabilities	830			(5,420)
Shareholders' equity	31,120			31,105

TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY	$453,665			$519,520
Net yield on earning assets			3.36%			3.11%

Taxable equivalent adjustment:
Loans		0			0
Investment securities		81			59
Total adjustment		81			59

Cornerstone Bancshares, Inc. and Subsidiary
Net Interest Margin Analysis
Taxable Equivalent Basis
	Twelve months ended
	December 31
(Amounts in thousands)
Assets	2010			2009
	Average	Income/	Yield/	Average	Income/	Yield/
Earning assets:	Balance	Expense	Rate	Balance	Expense	Rate
Loans, net of unearned income	$311,407	$21,498	6.90%	$363,146	$24,402	6.72%
Investment securities	128,795	3,633	3.06%	63,854	1,840	3.10%
Other earning assets	36,319	80	0.22%	40,085	66	0.16%
Total earning assets	476,521	$25,211	5.36%	467,085	$26,308	5.66%
Allowance for loan losses	(6,454)			(8,088)
Cash and other assets	31,277			25,672
TOTAL ASSETS	$501,344			$484,669

Liabilities and Shareholders' Equity

Interest bearing liabilities:
Interest bearing demand deposits	$32,338	$111	0.34%	$27,864	$98	0.35%
Savings deposits	9,198	47	0.51%	8,206	42	0.51%
MMDA's	23,042	222	0.96%	27,063	261	0.96%
Time deposits	281,251	5,839	2.08%	256,551	7,608	2.97%
Federal funds purchased and securities sold under agreements to repurchase	22,716	127	0.56%	21,624	174	0.80%
Other borrowings	66,208	2,856	4.31%	72,150	3,006	4.17%
Total interest bearing liabilities	434,753	9,202	2.12%	413,458	11,189	2.71%
Net interest spread		$16,009	3.24%		$15,119	2.96%
Noninterest bearing demand deposits	39,104			40,816
Accrued expenses and other liabilities	(2,333)			(3,265)
Shareholders' equity	29,820			33,660

TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY	$501,344			$484,669
Net yield on earning assets			3.43%			3.27%

Taxable equivalent adjustment:
Loans		0			0
Investment securities		314			139
Total adjustment		314			139

Cornerstone Bancshares Inc. and Subsidiary
Quarterly Earnings Summary

	(Unaudited)
	2010				2009	Q4-10 /
	Fourth	Third	Second	First	Fourth	Q4-09
(Amounts in thousands)	Quarter	Quarter	Quarter	Quarter	Quarter	% Chg
Interest Income
Loans, including fees	$4,896	$5,160	$5,494	$5,948	$5,907	(17.1)
Investment securities and interest bearing deposits	534	754	1,216	1,129	683	(21.8)
Other earning assets	15	19	22	24	20	(23.7)
Total interest income	5,445	5,933	6,732	7,101	6,610	(17.6)
Interest expense
Deposits	1,239	1,478	1,719	1,782	1,948	(36.4)
Short-term borrowings	28	32	32	35	31	(9.7)
FHLB advances and other borrowings	651	666	760	779	783	(16.9)
Total interest expense	1,918	2,176	2,511	2,596	2,762	(30.5)
Net interest income	3,527	3,757	4,221	4,505	3,848	(8.3)
Provision for loan losses	4,130	681	1,465	1,015	4,150	(0.5)
Net interest income after the provision for loan losses	(603)	3,076	2,756	3,490	(302)	99.6
Noninterest income
Customer Service Fees	280	309	342	342	370	(24.3)
Other non-interest income	63	34	29	31	29	116.7
Gain / (Loss) on sale of assets	(681)	544	439	(53)	(1,035)	(34.2)
Total noninterest income	(338)	887	810	320	(636)	(46.9)
Noninterest expense
Salaries and employee benefits	1,515	1,525	1,521	1,633	1,642	(7.8)
Net Occupancy and equipment	380	397	369	355	371	2.5
Depository Insurance	350	386	237	247	606	(42.3)
Goodwill Impairment	2541	-	-	-	-	NM
Other operating expense	1,255	1,372	1,476	1,081	1,312	(4.3)
Total noninterest expense	6,041	3,680	3,603	3,316	3,931	53.7
Income (loss) before income taxes	(6,982)	283	(37)	494	(4,869)	NM
Income tax (benefit) expense	(1,699)	69	(55)	150	(1,904)	NM
Net income (loss)	$(5,283)	$214	$18	$344	$(2,965)	NM

Preferred stock dividends	34

Net income (loss) per common share:
Basic	$(0.82)	$0.03	$0.00	$0.05	$(0.46)	NM
Diluted	$(0.82)	$0.03	$0.00	$0.05	$(0.46)	NM
Average basic shares (000s) (1)	6,500	6,500	6,500	6,500	6,500	NM
Average diluted shares (000s) (1)	6,500	6,500	6,500	6,500	6,500	NM
Performance Ratios
Return on average equity	-38.13%	2.81%	0.25%	4.80%	-38.13%	NM
Return on average assets	-2.28%	0.17%	0.01%	0.26%	-2.28%	NM
Net interest margin	3.36%	3.36%	3.41%	3.64%	3.24%	NM
Average equity	31,120	30,355	29,105	28,668	31,104	0.1
Average assets	453,665	488,771	529,655	534,312	519,520	(12.7)
Average interest-earning assets	425,789	458,213	506,631	510,386	499,047	(14.7)

NM=Not Material
(1) The 2009 average number of common shares outstanding have been retroactively adjusted to reflect two stock dividends that occurred during 2009.

Cornerstone Bancshares, Inc. and Subsidiary
Loan Stratification

	2010		2009
(Amounts in thousands)	Fourth	% of	Fourth	% of	% Dollar
	Quarter	Total	Quarter	Total	Change
Non-residential real estate
Owner occupied	$64,895	22.8	$74,206	22.0	(12.5)
Non-owner occupied	65,415	22.9	76,004	22.6	(13.9)
Multi-family real estate	12,319	4.3	12,770	3.8	(3.5)
1-4 family construction	2,346	0.8	6,967	2.1	(66.3)
Commercial land and lot development	20,795	7.3	42,858	12.7	(51.5)
Total non-residential real estate	165,771	58.1	212,805	63.2	(22.1)
Residential real estate
First Mortgage - 1-4 family	39,935	14.0	39,538	11.7	1.0
Second Mortgage - 1-4 family	4,876	1.7	3,346	1.0	45.7
Home equity lines	10,185	3.6	10,797	3.2	(5.7)
Total residential real estate	54,996	19.3	53,681	15.9	2.4
Total real estate loans	220,766	77.4	266,486	79.1	(17.2)

Commercial	51,962	18.2	64,362	19.1	(19.3)
Agricultural & other	9,213	3.2	1,712	0.5	438.1
Consumer	3,307	1.2	4,132	1.2	(20.0)
Total loans, net of unearned fees	$285,247	100.0	$336,692	100.0	(15.3)

Cornerstone Bancshares, Inc. and Subsidiary
Consolidated Balance Sheets

	Unaudited
	December 31,	December 31,
ASSETS	2010	2009

Cash and cash equivalents	$22,981,952	$38,202,205

Securities available for sale	108,250,434	124,415,318
Securities held to maturity	95,702	135,246
Federal Home Loan Bank stock, at cost	2,322,900	2,229,200
Loans, net of allowance for loan losses of $9,132,171 at December 31, 2010 and $5,905,054 at December 31, 2009	276,114,617	330,787,382
Bank premises and equipment, net	8,047,370	8,098,059
Accrued interest receivable	1,326,480	1,520,699
Goodwill	-	2,541,476
Foreclosed assets	12,808,838	10,327,297
Other assets	9,551,121	14,147,504
Total Assets	$441,499,414	$532,404,386

LIABILITIES AND STOCKHOLDERS' EQUITY

Deposits:
Noninterest-bearing demand deposits	$28,980,043	$41,971,956
Interest-bearing demand deposits	24,834,214	26,533,329
Savings deposits and money market accounts	34,041,672	31,029,587
Time deposits	247,591,161	305,207,241
Total deposits	335,447,090	404,742,113
Federal funds purchased and securities sold under agreements to repurchase	24,325,372	26,321,885
Federal Home Loan Bank advances and other borrowing	54,715,000	72,350,000
Accrued interest payable	176,761	351,360
Other liabilities	1,016,038	801,549
Total Liabilities	415,680,261	504,566,907

Stockholders' Equity
Preferred stock - no par value; 2,000,000 shares authorized; 136,620 shares issued and outstanding in 2010	2,727,424	-
Common stock - $1.00 par value; 20,000,000 shares authorized; 6,709,199 shares issued in 2010 and 2009; 6,500,396 shares outstanding in 2010 and 2009	6,500,396	6,500,396
Additional paid-in capital	21,237,298	21,162,686
Retained earnings	(4,317,130)	424,854
Accumulated other comprehensive income	(328,835)	(250,457)
Total Stockholders' Equity	25,819,153	27,837,479
Total Liabilities and Stockholders' Equity	$441,499,414	$532,404,386

Cornerstone Bancshares, Inc. and Subsidiary
Consolidated Statements of Income

	Unaudited		Unaudited
	Three months ended		Twelve months ended
	December 31		December 31
	2010	2009	2010	2009
INTEREST INCOME
Loans, including fees	$4,895,965	$5,906,481	$21,498,120	$24,402,101
Securities and interesting bearing deposits	534,005	683,008	3,633,367	1,895,228
Federal funds sold & other earning assets	15,258	20,432	79,941	11,098
Total interest income	5,445,228	6,609,921	25,211,428	26,308,427

INTEREST EXPENSE
Time deposits	1,149,363	1,860,197	5,838,571	7,608,747
Other deposits	90,044	88,121	379,810	400,395
Federal funds purchased and securities sold under agreements to repurchase	28,103	38,491	127,308	173,648
FHLB advances and other borrowing	651,164	774,876	2,856,125	3,006,593
Total interest expense	1,918,674	2,761,685	9,201,814	11,189,383

Net interest income before provision for loan losses	3,526,554	3,848,236	16,009,614	15,119,044
Provision for loan losses	4,130,000	4,150,000	7,291,000	14,898,898
Net interest income after the provision for loan losses	(603,446)	(301,764)	8,718,614	220,146

NONINTEREST INCOME
Customer service fee	280,274	370,742	1,272,893	1,630,387
Other noninterest income	62,845	(26,850)	156,968	138,244
Net gains / (losses) from sale of loans and other assets	(680,885)	(980,312)	249,628	(1,227,414)
Total noninterest income	(337,766)	(636,420)	1,679,489	541,217

NONINTEREST EXPENSE
Salaries and employee benefits	1,514,633	1,638,366	6,194,504	6,970,282
Net occupancy and equipment expense	380,352	367,745	1,501,504	1,547,630
Depository insurance *	349,908	628,746	1,287,676	1,198,937
Goodwill impairment	2,541,476	-	2,541,476	-
Other operating expense	1,254,749	1,296,127	5,115,761	4,559,193
Total noninterest expense	6,041,118	3,930,984	16,640,921	14,276,042

(Loss) / income before provision for income taxes	(6,982,330)	(4,869,168)	(6,242,818)	(13,514,679)
(Benefit) / provision for income taxes	(1,699,200)	(1,904,367)	(1,535,297)	(5,336,040)

NET (LOSS) / INCOME	$(5,283,130)	$(2,964,801)	$(4,707,521)	$(8,178,639)

Preferred stock dividends	34,463	-	34,463	-

Net (loss) income available to common stockholders	$(5,317,593)	$(2,964,801)	$(4,741,984)	$(8,178,639)

(LOSS) / EARNINGS PER COMMON SHARE
Basic net (loss) / income per common share	$(0.82)	$(0.46)	$(0.73)	$(1.26)
Diluted net (loss) / income per common share	$(0.82)	$(0.46)	$(0.73)	$(1.26)

DIVIDENDS DECLARED PER COMMON SHARE	$-	$-	$-	$0.10

* Includes Special one time Assessment on June 30, 2009 in the amount of $213,151

Cornerstone Bancshares, Inc. and Subsidiary
Consolidated Statement of Changes in Stockholders' Equity - Unaudited
For the twelve months ended December 31, 2010

				Additional		Other	Total
	Comprehensive	Preferred	Common	Paid-in	Retained	Comprehensive	Stockholders'
	Income	Stock	Stock	Capital	Earnings	Income	Equity

BALANCE, December 31, 2009		$-	$6,500,396	$21,162,686	$424,854	$(250,457)	$27,837,479

Employee compensation stock option expense			-	74,612	-	-	74,612

Issuance of Series A Convertible Preferred Stock		2,727,424	-	-	-	-	2,727,424

Peferred Stock Dividend		-	-	-	(34,463)	-	(34,463)

Comprehensive loss:
Net loss	$(4,707,521)	-	-	-	(4,707,521)	-	(4,707,521)

Other comprehensive income, net of tax: Unrealized holding gains on securities available for sale, net of reclassification adjustment	(78,378)	-	-	-	-	(78,378)	(78,378)
Total comprehensive loss	$(4,785,899)
BALANCE, December 31, 2010		$2,727,424	$6,500,396	$21,237,298	$(4,317,130)	$(328,835)	$25,819,153

CONTACT:
Cornerstone Bancshares, Inc.
Frank Hughes, President and CEO, 423-385-3009